Subsequent Events	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 13. Subsequent Events

On December 30, 2012, the Company changed its fiscal year solely for financial accounting purposes such that the Company’s fiscal year will now end on June 30 of each calendar year. As a result of such change, the current financial accounting fiscal year will end on June 30, 2013. For financial accounting purposes, the period from March 1, 2012 until June 30, 2012 is treated as a transitional period

In January and March 2013, the Company issued a unsecured promissory notes for $200,000 and $100,000 respectively, to Blue Wolf MHC Ltd.  The proceeds from the note have been used to fund operating costs.

On April 15, 2013, Blue Wolf Mongolia Holdings Corp. held a Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders approved the following: (i) an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) extending the date by which the Company must consummate its initial business combination from April 20, 2013 to July 22, 2013 (the “Extension Amendment”), (ii) an amendment to the Charter removing the requirement that the Company acquire a target business that has a fair market value equal to at least 80% of the value of the funds held in the Company’s Trust Account (the “ 80% Amendment”) and (iii) an amendment to the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company permitting the withdrawal and distribution of an amount not to exceed $69,854,955 from the Company’s Trust Account to certain persons holding ordinary shares who wish to exercise their redemption rights in connection with the Extension Amendment and extending the date on which to liquidate the Company’s Trust Account to July 22, 2013 (the “IMTA Amendment”). The affirmative vote of sixty-five percent of the issued and outstanding shares of the Company was required to approve each of the proposals.

The Company also announced on April 15, 2013 the results of its tender offer to purchase up to 7,006,515 of its ordinary shares in connection with the extension and the other shareholder proposals. The tender offer expired at 11:59 p.m., New York City time, on April 16, 2013. Based upon information provided by Continental Stock Transfer & Trust Company, the depositary for the tender offer, as of the expiration of the tender offer, a total of 5,794,119 ordinary shares had been validly tendered and not properly withdrawn for a total purchase price of approximately $57.8 million. Such ordinary shares represent approximately 58% of the Company’s issued and outstanding ordinary shares as of April 16, 2013.

On April 12, 2013, the Company entered into an agreement with the underwriters to amend the deferred compensation arrangement in the original underwriting agreement (see Note 10). Under the new arrangement, the underwriters will receive upon the closing of an Initial Business Combination, in lieu of the original $2.415 million fee, an amount equal to the sum of (i) $1,000,000 and (ii) (a) $1,400,000, multiplied by (b) the quotient of (x) the amount of cash retained in the Trust Account at the closing of the Initial Business Combination after payment of the aggregate redemption price to holders of Public Shares that have tendered such shares to the Company, divided by (y) $80,237,500. As a result of the tender on April 15, 2013, the maximum fee will be approximately $1.4 million.